Exhibit 10.1

SHARE EXCHANGE AGREEMENT

THIS SHARE EXCHANGE AGREEMENT (the “Agreement “) dated and effective as of January 6, 2017, by and among Butte Highlands Mining Company, Inc., a Delaware corporation (“BUTTE”); Interlok Key Management, Inc., a Texas corporation (“INTERLOK”); and each person listed on the signature pages who are the owners of INTERLOK Common Stock (“SHAREHOLDERS”).

R E C I T A L S

A.

BUTTE is an inactive publicly-traded corporation formerly engaged in the mineral exploration business. The authorized capital stock of BUTTE is set forth in Article 3.2.

B.

INTERLOK is a closely-held corporation engaged in the business of developing and licensing its patented key-based encryption methods. The authorized capital of INTERLOK is set forth in Article 4.5

C. SHAREHOLDERS own the number of shares of INTERLOK common stock set forth on signature pages attached hereto.

D.

The Boards of Directors of BUTTE and INTERLOK deem it in the best interests of the shareholders of their respective corporations that BUTTE will acquire all of the outstanding shares of INTERLOK in exchange for authorized, but as yet unissued, shares of the Class A Common Stock of BUTTE (the “Share Exchange”) in accordance with the following terms:

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

ARTICLE I

ACQUISITION OF INTERLOK OWNERSHIP INTERESTS BY BUTTE

1.1

Acquisition of INTERLOK.  In the manner and subject to the terms and conditions set forth herein, BUTTE shall acquire from the SHAREHOLDERS one hundred percent (100%) of the issued and outstanding common stock of INTERLOK (the “INTERLOK Shares”).

1.2

Effective Date.  If all of the conditions precedent to the obligations of each of the parties hereto, as hereinafter set forth, shall have been satisfied or shall have been waived, the transactions set forth herein the Share Exchange shall become effective on the Closing Date as defined herein.

1.3

Consideration.

(a)

In connection with the acquisition of the INTERLOK Shares, BUTTE will issue to SHAREHOLDERS one share of BUTTE Class A Common Stock (the “BUTTE SHARES”) for each share of INTERLOK common stock (the INTERLOK SHARES”) outstanding at Closing.

(b)

If the outstanding shares of BUTTE Common Stock are changed into a different number or class of shares by reason of any stock split, division or subdivision of shares, stock dividend, reverse stock split, consolidation of shares, reclassification, recapitalization, or other similar transaction, then the BUTTE SHARES referenced in Section 1.3(a), above, will be appropriately adjusted.

(c)

No fractional BUTTE SHARES will be issued in connection with this Agreement, and no certificates or scrip for any such fractional shares shall be issued.

1.4

Effect of Share Exchange.  At Closing, all of the following shall occur:

(a)

The Articles of Incorporation of INTERLOK and the Articles of Incorporation of BUTTE, as in effect on the Closing Date, shall continue in effect without change or amendment.

(b)

The Bylaws of INTERLOK and the Bylaws of BUTTE, as in effect on the Closing Date, shall continue in effect without change or amendment.

(c)

The current officers of Butte shall resign and the following individuals shall be appointed as officers James D. McGraw, President; Jeff B. Barrett, Vice President of Planning; Daniel Lerner, Chief Technology Officer; Miguel Yanez, Vice President of Sales, Latin America; Dan Dinhoble, Vice President of Operations, and Len Walker, Vice President of Legal.. Paul Hatfield, Susan Ann Robinson-Trudell and Doris Marie Prater shall  resign as directors of the Company, with such resignations effective upon the Company’s compliance with the provisions of Section 14(f) and Rule 14f-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon compliance with the provisions of Section 14(f) and Rule 14f-1 of the Exchange Act, James D. McGraw, Jeff B. Barrett and Gregory B. Lipsker shall be appointed to, and shall comprise, our Board of Directors.

1.5

Disclosure Schedules.  Simultaneously with the execution of this Agreement:  (a) BUTTE shall deliver to INTERLOK a schedule relating to BUTTE which, along with the reports of BUTTE filed with the Securities and Exchange Commission, shall be referred to as the  “BUTTE Disclosure Schedule” and (b) INTERLOK shall deliver to BUTTE a schedule relating to INTERLOK the “INTERLOK Disclosure Schedule” and collectively with the BUTTE Disclosure Schedule, the “Disclosure Schedules” setting forth the matters required to be set forth as described elsewhere in this Agreement.  The Disclosure Schedules shall be deemed to be part of this Agreement.

1.6

Further Action.  From time to time after the Closing Date, without further consideration, the parties shall execute and deliver such instruments of conveyance and transfer and shall take such other action as any party reasonably may request to more effectively transfer the INTERLOK Shares to BUTTE SHARES.

ARTICLE II

CONDUCT OF BUSINESS PENDING CLOSING; STOCKHOLDER APPROVAL

BUTTE, INTERLOK and  SHAREHOLDERS covenant that between the date hereof and the Closing Date (as hereinafter defined):

2.1

Access by INTERLOK and SHAREHOLDERS.  BUTTE shall afford to INTERLOK, SHAREHOLDERS and their legal counsel, accountants and other representatives, throughout the period prior to the Closing Date, full access, during normal business hours, to (a) all of the books, contracts and records of BUTTE, and shall furnish INTERLOK and SHAREHOLDERS during such period, with all information concerning BUTTE that INTERLOK or SHAREHOLDERS may reasonably request and (b) all property of BUTTE in order to conduct inspections at INTERLOK and SHAREHOLDERS’ expense to determine that BUTTE is operating in material compliance with all applicable federal, state and local and foreign statutes, rules and regulations, and that BUTTE’s assets are substantially in the condition and of the capacities represented and warranted in this Agreement.  Any such investigation or inspection by INTERLOK or SHAREHOLDERS shall not be deemed a waiver of, or otherwise limit, the representations, warranties and covenants contained herein. INTERLOK and  SHAREHOLDERS shall grant identical access to BUTTE and its agents.

2.2

Conduct of Business.  During the period from the date hereof to the Closing Date, the business of BUTTE and INTERLOK shall be operated by the respective entities in the usual and ordinary course of such business and in material compliance with the terms of this Agreement.  Without limiting the generality of the foregoing:

(a)

BUTTE and INTERLOK, respectively, shall each use their best efforts to:  (i) keep available the services of the present agents of BUTTE and INTERLOK; (ii) complete or maintain all existing material arrangements; (iii) maintain the integrity of all confidential information of BUTTE and INTERLOK; and (iv) comply in all material respects with all applicable laws; and

(b)

except as contemplated by this Agreement, BUTTE and INTERLOK shall not (i) sell, lease, assign, transfer or otherwise dispose of any of their material assets or property including cash; (ii) agree to assume, guarantee, endorse or in any way become responsible or liable for, directly or indirectly, any material contingent obligation; make any material capital expenditures; (iii) enter into any transaction concerning a merger or consolidation other than with the other party hereto or liquidate or dissolve itself (or suffer any liquidation or dissolution) or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or a substantial part of its property, business, or assets, or stock or securities convertible into stock of any subsidiary, or make any material change in the present method of conducting business;

(iv) declare or pay any dividends or make any other distribution (whether in cash or property) on any shares of its capital stock, or purchase, redeem, retire or otherwise acquire for value any securities whether now or hereafter outstanding; (v) make or suffer to exist any advances or loans to, or investments in any person, firm, corporation or other business entity not a party to this Agreement; (vi) enter into any new material agreement or be or become liable under any new material agreement, for the lease, hire or use of any real or personal property; (vii) create, incur, assume or suffer to exist, any mortgage, pledge, lien, charge, security interest or encumbrance of any kind upon any of its property or assets, income or profits, whether now owned or hereafter acquired; or (viii) agree to do any of the foregoing.

2.3

Exclusivity to INTERLOK and SHAREHOLDERS.  BUTTE and its officers, directors, representatives and agents, from the date hereof, until the Closing Date (unless this Agreement shall be earlier terminated as hereinafter provided), shall not hold discussions with any person or entity, other than INTERLOK and SHAREHOLDERS or their respective agents concerning the Share Exchange, nor solicit, negotiate or entertain any inquiries, proposals or offers to purchase the business of BUTTE, nor the shares of capital stock of BUTTE from any person other than INTERLOK, nor, except in connection with the normal operation of BUTTE”S business operations, or as required by law, or as authorized in writing by INTERLOK, disclose any confidential information concerning BUTTE to any person other than INTERLOK, and its representatives or agents.  INTERLOK shall from the date hereof until the Closing Date, owe the identical obligations of confidentiality and exclusivity to BUTTE concerning the Share Exchange as stated in this Article.

2.4

Board and Shareholder Approval.  The Board of Directors of BUTTE has determined that the Share Exchange is fair to and in the best interests of its shareholders and has approved and adopted this Agreement and the terms of the Share Exchange.  Shareholders of BUTTE will not vote or approve of the transaction contemplated by this Agreement.  This Agreement constitutes, and all other agreements contemplated hereby will constitute, when executed and delivered by BUTTE, the valid and binding obligation of BUTTE, enforceable in accordance with their respective terms.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF BUTTE

Except as set forth in the BUTTE Disclosure Schedule (which incorporates all the reports of BUTTE filed with the United States Securities and Exchange Commission) BUTTE represents and warrants to INTERLOK and SHAREHOLDERS as follows:

3.1

Organization and Standing.  BUTTE is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  BUTTE has all requisite corporate power to carry on its business as it is now being conducted and is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where such qualification is necessary under applicable law except where the failure to qualify (individually or in the aggregate) will not have any material adverse effect on the business or prospects of BUTTE.  The copies of the Articles of Incorporation and Bylaws of BUTTE, as amended to date, which have been made available to INTERLOK, are true and complete copies of these documents as now in effect.

3.2

Capitalization.

(a)

The authorized capital stock of BUTTE consists 20,000,000 shares of $0.001 par value Preferred Stock, 500,000,000 shares of $0.001 par value Class A Common Stock (“BUTTE SHARES”) and 1,707,093 shares of $0.001 par value Class B Common Stock of which no shares of Preferred Stock, 1,443,017 shares of Class A Common Stock and 1,538,872 shares of Class B Common Stock are issued and outstanding.  All of such shares of Class A Common Stock and Class B Common Stock issued and outstanding are duly authorized, validly issued and outstanding, fully paid and non-assessable, and were not issued in violation of the preemptive rights of any person.  Other than as set forth in the BUTTE Disclosure Schedule, there are no subscriptions, warrants, rights, options, or calls or other commitments or agreements to which BUTTE is a party or by which it is bound, pursuant to which BUTTE is or may be required to issue or deliver securities of any class.  Other than as set forth in the BUTTE Disclosure Schedule, there are no outstanding securities convertible or exchangeable, actually or contingently into BUTTE SHARES.

(b)

To BUTTE’S knowledge, all outstanding shares of Class A and Class B Common Stock have been issued and granted in compliance with all applicable securities laws and other applicable legal requirements.

3.3

Subsidiaries.  BUTTE owns no subsidiaries nor does it own or have an interest in any other corporation, partnership, joint venture or other entity.

3.4

Authority.  BUTTE’s Board of Directors has determined that the Share Exchange is fair to and in the best interests of BUTTE’s shareholders.  The execution, delivery and performance by BUTTE of this Agreement, including the contemplated issuance of 56,655,891 BUTTE SHARES to the SHAREHOLDERS, has been duly authorized by all necessary action on the part of BUTTE.  BUTTE has the absolute and unrestricted right, power and authority to perform its obligations under this Agreement.  This Agreement constitutes, and all other agreements contemplated hereby will constitute, when executed and delivered by BUTTE in accordance herewith, the valid and binding obligations of BUTTE, enforceable in accordance with their respective terms.

3.5

Assets.  Except as set forth in the BUTTE Disclosure Schedule, BUTTE has no material assets.  BUTTE has good and marketable title to all of the assets and properties listed on the Butte Disclosure Schedule and as reflected on the balance sheet included in the BUTTE Financial Statements (as hereinafter defined).

3.6

Contracts and Other Commitments.  Except as set forth in the BUTTE Disclosure Schedule, BUTTE is not a party to any contracts or agreements.

3.7

Litigation.  There is no claim, action, proceeding, or investigation pending or, to its knowledge, threatened against or affecting BUTTE before or by any court, arbitrator or governmental agency or authority which, in its reasonable judgment, could have a material adverse effect on the operations or prospects of BUTTE.  There are no decrees, injunctions or orders of any court, governmental department, agency or arbitration outstanding against BUTTE or asserted against BUTTE that have not been paid.

3.8

Taxes.  For purposes of this Agreement, (A) “Tax” (and, with correlative meaning, “Taxes”) shall mean any federal, state, local or foreign income, alternative or add on minimum, business, employment, franchise, occupancy, payroll, property, sales, transfer, use, value added, withholding or other tax, levy, impost, fee, imposition, assessment or similar charge together with any related addition to tax, interest, penalty or fine thereon; and (B) “Returns” shall mean all returns (including, without limitation, information returns and other material information), reports and forms relating to Taxes.

(a)

BUTTE has duly filed all Returns required to be filed by it other than Returns (individually and in the aggregate) where the failure to file would have no material adverse effect on the business or prospects of BUTTE.  All such Returns were, when filed, and to the knowledge of BUTTE are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations.  BUTTE has paid or will pay in full or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date.

(b)

BUTTE is not a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and, to the knowledge of BUTTE, no claim for assessment or collection of any Tax related to BUTTE has been asserted against BUTTE that has not been paid.  There are no Tax liens upon the assets of BUTTE.  There is no valid basis, to BUTTE’s knowledge, for any assessment, deficiency, notice, 30-day letter or similar intention to assess any Tax to be issued to BUTTE by any governmental authority.

3.9

Compliance with Laws and Regulations.  BUTTE is in compliance, in all material respects, with all laws, rules, regulations, orders and requirements (federal, state and local and foreign) applicable to it in all jurisdictions where the business of BUTTE is conducted or to which BUTTE is subject, including all requisite filings with the United States Securities and Exchange Commission (“SEC”).  BUTTE has not made any misrepresentation nor has it omitted any material facts in any of its SEC filings to date.

3.10

No Breaches.  The making and performance of this Agreement will not (i) conflict with or violate the Articles of Incorporation or the Bylaws of BUTTE, (ii) violate any laws, ordinances, rules, or regulations, or any order, writ, injunction or decree to which BUTTE is a party or by which BUTTE or any of its businesses, or operations may be bound or affected or (iii) result in any breach or termination of, or constitute a default under, or constitute an event which, with notice or lapse of time, or both, would become a default under, or result in the creation of any encumbrance upon any material asset of BUTTE under, or create any rights of termination, cancellation or acceleration in any person under, any contract.

3.11

Employees.  BUTTE has no employees that are represented by any labor union or collective bargaining unit. BUTTE does not have any employment agreements or compensation plans which are in effect.

3.12

Financial Statements.  Year end audited financial statements and unaudited quarterly stub financial statements are available online at www.sec.gov (collectively the “Financial Statements”).  The Financial Statements present fairly, in all material respects, the financial position on the dates thereof and results of operations of BUTTE for the periods indicated, prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied.  There are no assets of BUTTE the value of which are materially overstated in said Financial Statements.

3.14

Absence of Certain Changes or Events.  Except as set forth in the BUTTE Disclosure Schedule, since September 30, 2016 (the “Balance Sheet Dates”), there has not been:

(a)

any material adverse change in the financial condition, properties, assets, liabilities or business of BUTTE;

(b)

any material damage, destruction or loss of any material properties of BUTTE, whether or not covered by insurance;

(c)

any material adverse change in the manner in which the business of BUTTE and has been conducted;

(d)

any material adverse change in the treatment and protection of trade secrets or other confidential information of BUTTE; and

(e)

any occurrence not included in paragraphs (a) through (d) of this Section 3.14 which has resulted, or which BUTTE has reason to believe, might be expected to result in, a material adverse change in the business or prospects of BUTTE.

3.15

Government Licenses, Permits, Authorizations.  BUTTE has all governmental licenses, permits, authorizations and approvals necessary for the conduct of its business as currently conducted (“Licenses and Permits”).  All such Licenses and Permits are in full force and effect, and no proceedings for the suspension or cancellation of any thereof is pending or, to the knowledge of BUTTE, threatened.

3.16

Employee Benefit Plans.

(a)

BUTTE has no bonus, material deferred compensation, material incentive compensation, stock purchase, stock option, severance pay, termination pay, hospitalization, medical, insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan.

(b)

BUTTE has not maintained, sponsored or contributed to, any employee pension benefit plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) or any similar pension benefit plan under the laws of any foreign jurisdiction.

(c)

Except as set forth in the BUTTE Disclosure Schedule, neither the execution, delivery or performance of this Agreement, nor the consummation of the Share Exchange or any of the other transactions contemplated by this Agreement, will result in any bonus, golden parachute, severance or other payment or obligation to any current or former employee or director of any of BUTTE, or result in any acceleration of the time of payment, provision or vesting of any such benefits.

3.17

Business Locations.  BUTTE does not own or lease any real or personal property in any state or country.

3.18

Intellectual Property.  BUTTE owns no intellectual property of any kind.  BUTTE is not currently in receipt of any notice of any violation or infringements of, and is not knowingly violating or infringing, or to the best of its knowledge has not violated or infringed the rights of others in any trademark, trade name, service mark, copyright, patent, trade secret, know-how or other intangible asset.

3.19

Governmental Approvals.  Except as set forth in this Agreement and the BUTTE Disclosure Schedule, no authorization, license, permit, franchise, approval, order or consent of, and no registration, declaration or filing by BUTTE with, any governmental authority, domestic or foreign, federal, state or local, is required in connection with BUTTE’s execution, delivery and performance of this Agreement.  Except as set forth in the BUTTE Disclosure Schedule, no consents of any other parties are required to be received by or on the part of BUTTE to enable BUTTE to enter into and carry out this Agreement.

3.20

Transactions with Affiliates.  Except as set forth in the BUTTE Disclosure Schedule, BUTTE is not indebted for money borrowed, either directly or indirectly, from any of its officers, directors, or any Affiliate (as defined below), in any amount whatsoever; nor are any of its officers, directors, or Affiliates indebted for money borrowed from BUTTE; nor are there any transactions of a continuing nature between BUTTE and any of its officers, directors, or affiliates not subject to cancellation which will continue beyond the Closing Date, including, without limitation, use of the assets of BUTTE for personal benefit with or without adequate compensation.  For purposes of this Agreement, the term “Affiliate” shall mean any person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.  As used in the foregoing definition, the term (i) “control” shall mean the power through the ownership of voting securities, contract or otherwise to direct the affairs of another person and (ii) “person” shall mean an individual, firm, trust, association, corporation, partnership, government (whether federal, state, local or other political subdivision, or any agency or bureau of any of them) or other entity.

3.21

No Distributions.  Except as set forth in the BUTTE Disclosure Schedule, BUTTE has not made nor has any intention of making any distribution or payment to any of its shareholders with respect to any of its shares prior to the Closing Date.

3.22

Liabilities.  BUTTE has no material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise (“Liabilities”), whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement, other than (i) Liabilities fully and adequately reflected or reserved against on the BUTTE Balance Sheet, (ii) Liabilities incurred since the Balance Sheet Date in the ordinary course of the business of BUTTE, (iii) Liabilities incurred in connection with the transactions contemplated by this Agreement or (iv) Liabilities otherwise disclosed in this Agreement, including the exhibits hereto and BUTTE Disclosure Schedule.

3.23

Accounts Receivable.  BUTTE has no accounts receivable.

3.24

Insurance.  BUTTE has no insurance policies in effect.

3.25

No Omissions or Untrue Statements.  To the best of BUTTE’S knowledge no representation or warranty made by BUTTE to INTERLOK and SHAREHOLDERS in this Agreement, the BUTTE Disclosure Schedule or in any certificate of a BUTTE officer required to be delivered to INTERLOK pursuant to the terms of this Agreement, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading as of the date hereof and as of the Closing Date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF INTERLOK AND SHAREHOLDERS

INTERLOK and SHAREHOLDERS, jointly and severally, represent and warrant to BUTTE as follows as of the date hereof and as of the Closing Date:

4.1

Organization and Standing of INTERLOK.  INTERLOK is Texas corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and has the power to carry on its business as now conducted and to own its assets and is duly qualified to transact business as a foreign limited liability corporation in each state where such qualification is necessary except where the failure to qualify will not have a material adverse effect on the business or prospects of INTERLOK.  The copies of the Articles of Incorporation and By-Laws of INTERLOK, as amended to date, and made available to BUTTE, are true and complete copies of those documents as now in effect.

4.2

Authority.  The Directors of INTERLOK and the SHAREHOLDERS have approved this Agreement.

4.3

No Conflict.  The making and performance of this Agreement will not (i) conflict with the Articles of Incorporation or By-Laws of INTERLOK, (ii) violate any laws, ordinances, rules,

or regulations, or any order, writ, injunction or decree to which INTERLOK is a party or by which INTERLOK or any of its material assets, business, or operations may be bound or affected or (iii) result in any breach or termination of, or constitute a default under, or constitute an event which, with notice or lapse of time, or both, would become a default under, or result in the creation of any encumbrance upon any material asset of INTERLOK, or create any rights of termination, cancellation, or acceleration in any person under any material agreement, arrangement, or commitment.

4.4

Properties.  Except as set forth in the INTERLOK Disclosure Schedule, INTERLOK and SHAREHOLDERS have good and marketable title to all of the INTERLOK Common Stock, free and clear of all liens, claims and encumbrances of third persons whatsoever, and INTERLOK has good and marketable title to all of the assets and properties which it purports to own as reflected on the balance sheet included in the INTERLOK Financial Statements (as defined herein), or thereafter acquired.

4.5

Capitalization of INTERLOK.  INTERLOK’S capitalization consists of 10,000,000 shares of $0.001 par value Preferred Stock and 100,000,000 shares of $0.001 par value Common Stock of which no shares of Preferred Stock and 56,655,891 shares of Common Stock are issued and outstanding. All of such shares of Common Stock issued and outstanding are duly authorized, validly issued and outstanding, fully paid and non-assessable, and were not issued in violation of the preemptive rights of any person.  Other than as set forth in the INTERLOK Disclosure Schedule, there are no subscriptions, warrants, rights, options, or calls or other commitments or agreements to which INTERLOK is a party or by which it is bound, pursuant to which INTERLOK is or may be required to issue or deliver securities of any class.  Other than as set forth in the INTERLOK Disclosure Schedule, there are no outstanding securities convertible or exchangeable, actually or contingently into Butte Shares.

4.6

Governmental Approval; Consents.  No authorization, license, permit, franchise, approval, order or consent of, and no registration, declaration or filing by INTERLOK or SHAREHOLDERS with any governmental authority, domestic or foreign, federal, state or local, is required in connection with INTERLOK or SHAREHOLDERS’ execution, delivery and performance of this Agreement.  Except as set forth in the INTERLOK Disclosure Schedule, no consents of any other parties are required to be received by or on the part of INTERLOK or SHAREHOLDERS to enable INTERLOK and SHAREHOLDERS to enter into and carry out this Agreement.

4.7

Adverse Developments.  Since INTERLOK’s inception, there have been no material adverse changes in the assets, liabilities, properties, operations or financial condition of INTERLOK, and no event has occurred other than in the ordinary and usual course of business or as set forth in the INTERLOK Financial Statements which could be reasonably expected to have a materially adverse effect upon INTERLOK.

4.8

Taxes.  INTERLOK has duly filed all returns required to be filed.  All such returns were, when filed, and to INTERLOK’S knowledge are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations.  INTERLOK has, or will have, paid in full all taxes through the Closing Date.  INTERLOK is not a party to any pending action or proceeding by any governmental authority for the assessment of any tax, and, to the knowledge of INTERLOK, no claim for assessment or collection of any tax has been asserted against INTERLOK that have not been paid.  There are no tax liens upon the assets of INTERLOK.  There is no valid basis, to INTERLOK’s knowledge, for any assessment, deficiency, notice, 30-day letter or similar intention to assess any tax to be issued to INTERLOK by any governmental authority.

4.9

Litigation.  There is no material claim, action, proceeding, or investigation pending or, to their knowledge, threatened against or affecting INTERLOK before or by any court, arbitrator or governmental agency or authority.  There are no material decrees, injunctions or orders of any court, governmental department, agency or arbitration outstanding against INTERLOK.

4.10

Compliance with Laws and Regulations.  INTERLOK has complied and is presently complying, in all material respects, with all laws, rules, regulations, orders and requirements applicable to it in all jurisdictions in which its operations are currently conducted or to which it is currently subject.

4.11

Governmental Licenses, Permits and Authorizations.  INTERLOK has all governmental licenses, permits, authorizations and approvals necessary for the conduct of its business as currently conducted.  All such licenses, permits, authorizations and approvals are in full force and effect, and no proceedings for the suspension or cancellation of any thereof is pending or threatened.

4.12

Liabilities.  INTERLOK has no material direct or indirect liabilities, as that term is defined in Section 3.22 (“INTERLOK Liabilities”), whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement, other than (i) INTERLOK Liabilities fully and adequately reflected or reserved against on the INTERLOK Balance Sheet, (ii) INTERLOK Liabilities incurred in the ordinary course of the business of INTERLOK, and (iii) INTERLOK Liabilities otherwise disclosed in this Agreement, including the INTERLOK Disclosure Schedule and any exhibits hereto.

4.13

SHAREHOLDERS’s Representations Regarding BUTTE Shares.

(a)

SHAREHOLDERS acknowledges that BUTTE has limited assets and business and that the BUTTE Shares are speculative and involve a high degree of risk, including among many other risks that the BUTTE Shares are restricted from resale as elsewhere described in this Agreement and will not be transferable unless first registered under the Securities Act of 1933, as amended (“Act”), or pursuant to an exemption from the Act’s registration requirements.

(b)

SHAREHOLDERS acknowledge and agree that they have been furnished with, or have had access to, copies of the periodic reports of BUTTE filed with the United States Securities and Exchange Commission including those on Forms 10-K, 10-Q, and 8-K since BUTTE’s inception.  SHAREHOLDERS have had an opportunity to ask questions of and receive answers from BUTTE regarding its business, assets, results of operations, financial condition and plan of operation and the terms and conditions of the issuance of the BUTTE Shares.

(c)

Each SHAREHOLDER is either (a) an accredited investor as that term is defined in Regulation 501 of the Securities Act of 1933, as amended and is acquiring the BUTTE Shares for his/her own account, and not for the account of any other person or (b)  acting alone or with his/her purchaser representative(s) has such knowledge and experience in financial, tax and business matters that he/she is capable of evaluating the merits and risks of  acquiring the BUTTE Shares and to make an informed investment decision with respect thereto.

(d)

The SHAREHOLDER has no current intent to make any resale, pledge, hypothecation, distribution or public offering of the BUTTE Shares except as permitted by applicable law.

(e)

SHAREHOLDERS were not solicited by BUTTE or anyone on BUTTE’s behalf to enter into any transaction whatsoever, by any form of general solicitation or general advertising, as those terms are defined in the rules, regulations and rulings of the Securities and Exchange Commission.

4.14

Contracts and Other Commitments.  The INTERLOK Disclosure Schedule consists of a true and complete list of all material contracts, agreements, commitments and other instruments (whether oral or written) to which INTERLOK is a party.  INTERLOK has made or will make available to BUTTE a copy of each such contract.  All such contracts are valid and binding upon INTERLOK and are in full force and effect and are enforceable in accordance with their respective terms.  No such contracts are in breach, and no event has occurred which, with the lapse of time or action by a third party, could result in a material default under the terms thereof.  To INTERLOK’S knowledge, no SHAREHOLDER has received any payment from any contracting party in connection with or as an inducement for causing INTERLOK to enter into any such contract.

4.15

Absence of Certain Changes or Events.  Except as set forth in the INTERLOK Disclosure Schedule, since September 30, 2016 (the “Balance Sheet Date”), there has not been:

(a)

any material adverse change in the financial condition, properties, assets, liabilities or business of INTERLOK;

(b)

any material damage, destruction or loss of any material properties of INTERLOK, whether or not covered by insurance;

(c)

any material adverse change in the manner in which the business of INTERLOK and has been conducted;

(d)

any material adverse change in the treatment and protection of trade secrets or other confidential information of INTERLOK; and,

(e)

any occurrence not included in paragraphs (a) through (d) of this Section 4.15 which has resulted, or which INTERLOK has reason to believe, might be expected to result, in a material adverse change in the business or prospects of INTERLOK.

4.16

Financial Statements.  The INTERLOK Disclosure Schedule contains audited financial statements (consolidated if necessary) for the years ending December 31, 2014 and 2015.  The INTERLOK Financial Statements present fairly, in all material respects, the financial position on the dates thereof and results of operations of INTERLOK for the periods indicated, prepared in accordance with GAAP, consistently applied.  Further, the financial statements have been prepared in compliance with Article 8 for Reg. S-X of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Item 2.01(f) and Item 9.01 of Form 8-K of the Exchange Act.  There are no assets of INTERLOK the value of which is materially overstated in said balance sheets.

4.17

INTERLOK Intellectual Property.  Schedule 4.17 of the INTERLOK Disclosure Schedule sets forth a complete and correct list and summary description of all intellectual property, including computer software, trademarks, trade names, service marks, service names, brand names, copyrights and patents, registrations thereof and applications therefore, applicable to or used in the business of INTERLOK, together with a complete list of all licenses granted by or to INTERLOK with respect to any of the above.  Except as otherwise set forth in the INTERLOK Disclosure Schedule all such trademarks, trade names, service marks, service names, brand names, copyrights and patents are owned by INTERLOK, free and clear of all liens, claims, security interests and encumbrances of any nature whatsoever.  INTERLOK is not currently in receipt of any notice of any violation or infringements of, and is not knowingly violating or infringing, the rights of others in any trademark, trade name, service mark, copyright, patent, trade secret, know-how or other intangible asset.  INTERLOK has not (i) licensed any of the material proprietary assets to any person or entity on an exclusive basis, or (ii) entered into any covenant not to compete or agreement limiting its ability to exploit fully any proprietary asset or to transact business in any market or geographical area or with any person or entity.

4.18

Subsidiaries.  INTERLOK owns no subsidiaries nor does it own or have an interest in any other corporation, partnership, joint venture, limited liability company, or other entity.

4.19

Employees.  INTERLOK has no employees that are represented by any labor union or collective bargaining unit.

4.20

Employee Benefit Plans.  The INTERLOK Disclosure Schedule identifies each salary, bonus, material deferred compensation, material incentive compensation, stock purchase, stock option, severance pay, termination pay, hospitalization, medical, insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program or material agreement.

4.21

Insurance.  INTERLOK has the insurance policies set forth in the INTERLOK Disclosure Schedule.

4.23

Omission or Untrue Statement.  To the best of each party’s knowledge, no representation or warranty made by INTERLOK or SHAREHOLDERS to BUTTE in this Agreement contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein not misleading as of the date hereof and as of the Closing Date.

ARTICLE V

CLOSING

5.1

Closing.  The Share Exchange shall be completed on the first business day after the day on which the last of the conditions contained in this Article V is fulfilled or waived (the “Closing Date”); provided, however, that in no event shall the Closing occur later than January 6, 2017, unless otherwise agreed to by the parties.  The Closing shall take place as the parties may agree.  At the Closing, BUTTE, INTERLOK and SHAREHOLDERS shall make the deliveries contemplated by this Agreement, and in accordance with the terms of this Agreement.

5.2

BUTTE’s Closing Deliveries.  At the Closing, in addition to documents referred elsewhere, BUTTE shall cause to be delivered to INTERLOK:

(a)

a certificate, dated as of the Closing Date, executed by the President of BUTTE, to the effect that the representations and warranties contained in this Agreement are true and correct in all material respects at and as of the Closing Date and that BUTTE has complied with or performed in all material respects all terms, covenants and conditions to be complied with or performed by BUTTE on or prior to the Closing Date;

(b)

certificates representing the BUTTE Shares issuable upon consummation of the Share Exchange;

(c)

a certified resolution of the Board of Directors authorizing and approving the transactions set forth herein;

(d)

The BUTTE Disclosure Schedule;

(e)

such other documents as INTERLOK may reasonably require.

5.3

INTERLOK’s Closing Deliveries.  At the Closing, in addition to documents referred to elsewhere, INTERLOK and SHAREHOLDERS shall deliver to BUTTE:

(a)

a certificate of INTERLOK dated as of the Closing Date that the representations and warranties of INTERLOK contained in this Agreement are true and correct in all material respects and that INTERLOK has complied with or performed in all material respects all terms, covenants, and conditions to be complied with or performed by INTERLOK on or prior to the Closing Date;

(b)

certificates representing INTERLOK Common Stock owned by SHAREHOLDERS, duly endorsed for transfer or accompanied by a properly executed stock power;

(c)

the INTERLOK Disclosure Schedule;

(d)

such other documents as BUTTE or its counsel may reasonably require.

ARTICLE VI

CONDITIONS TO OBLIGATIONS OF BUTTE

The obligation of BUTTE to consummate the Closing is subject to the following conditions, any of which may be waived by it in its sole discretion.

6.1

Compliance by INTERLOK and SHAREHOLDERS. INTERLOK and  SHAREHOLDERS shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with in all material respects prior to or on the Closing Date.

6.2

Accuracy of INTERLOK and SHAREHOLDERS Representations.  INTERLOK’s and SHAREHOLDERS’ representations and warranties contained in this Agreement, the INTERLOK Disclosure Schedule or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct in all material respects at and as of the Closing Date (except for such changes permitted by this Agreement) and shall be deemed to be made again as of the Closing Date.

6.3

Documents.  All documents and instruments required hereunder to be delivered by INTERLOK and SHAREHOLDERS to BUTTE at the Closing shall be delivered in form and substance reasonably satisfactory to BUTTE and its counsel.

6.4

Litigation.  No litigation seeking to enjoin the transactions contemplated by this Agreement or to obtain damages on account hereof shall be pending or, to INTERLOK’S knowledge, be threatened.

6.5

Material Adverse Change.  No material adverse change shall have occurred subsequent to September 30, 2016, in the financial position, results of operations, assets, or liabilities of INTERLOK, nor shall any event or circumstance have occurred which would result in a material adverse change in the financial position, results of operations, assets, or liabilities of INTERLOK.

6.6

Approval by INTERLOK Directors and SHAREHOLDERS.  The Directors of INTERLOK and the SHAREHOLDERS shall have approved this Agreement and the transactions contemplated hereby.

6.7

Satisfaction with Due Diligence.  BUTTE and shall have been satisfied with its due diligence review of INTERLOK, its subsidiaries and their operations.

6.8

Regulatory Compliance.  INTERLOK shall have received any and all regulatory approvals and consents required to complete the transactions contemplated hereby.

ARTICLE VII

CONDITIONS TO INTERLOK’S AND SHAREHOLDERS’ OBLIGATIONS

SHAREHOLDERS obligation to consummate the Closing is subject to the following conditions:

7.1

Compliance by BUTTE.  BUTTE shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by them prior to or on the Closing Date.

7.2

Accuracy of Representations of BUTTE.  The representations and warranties of BUTTE contained in this Agreement (including the exhibits hereto and the BUTTE Disclosure Schedule) or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct in all material respects at and as of the Closing Date (except for changes permitted by this Agreement) and shall be deemed to be made again as of the Closing Date.

7.3

Continuation as Publicly Traded Company.  BUTTE shares shall continue to trade on the OTC Bulletin Board.

7.4

Litigation.  No litigation seeking to enjoin the transactions contemplated by this Agreement or to obtain damages on account hereof shall be pending or to BUTTE’S knowledge, be threatened.

7.5

Documents.  All documents and instruments required hereunder to be delivered by BUTTE at the Closing shall be delivered in form and substance reasonably satisfactory to INTERLOK and its counsel.

7.6

Balance Sheet.  Except as set forth in Section 7.6 of the BUTTE Disclosure Schedule , BUTTE shall have no liabilities except as incurred in the ordinary course of business, as reflected on BUTTE’s most recent balance sheet, or as otherwise approved by SHAREHOLDERS.

7.7

Approval by the Directors of INTERLOK.  The Directors of INTERLOK shall have approved this Agreement and the transactions contemplated hereby.

7.8

Satisfaction with Due Diligence.  INTERLOK shall have been satisfied with its due diligence review of BUTTE and satisfied that BUTTE continues to trade its shares on the Bulletin Board.

7.9

Regulatory Compliance.  INTERLOK shall have received any and all regulatory approvals and consents required to complete the transactions contemplated hereby.

7.10

Outstanding Shares.  BUTTE remains a publicly traded corporation and BUTTE shall have the capitalization as set forth in Article 3.2.

7.11

Existing INTERLOK Contracts.  All existing INTERLOK contracts, provided the same are included in the INTERLOK Disclosure Schedules, will remain in full force and affect and will be the obligation of BUTTE.

7.12

Name Change.  As soon as practical after Closing, BUTTE will change its name and Bulletin Board symbol to be more reflective of the business of INTERLOK.

7.13

Form 8-K.  Within four (4) business days of Closing, BUTTE will file a Form 8-K with the SEC complying with the provisions of Items 2.01(f), 5.06, and 9.01 of Form 8-K.

ARTICLE VIII

TERMINATION

8.1

Termination Prior to Closing.

(a)

If the Closing has not occurred by January 6, 2017, any party may terminate this Agreement at any time thereafter by giving written notice of termination to the other, provided, however, that no party may terminate this Agreement if such party has breached any material terms or conditions of this Agreement and such breach has prevented the timely closing of the Share Exchange.  Notwithstanding the above, such deadline may be extended one or more times, only by mutual written consent of  BUTTE and INTERLOK.

(b)

Prior to January 6, 2017, any party may terminate this Agreement following the insolvency or bankruptcy of the other party hereto, or if any one or more of the conditions to Closing set forth in Article VI or Article VII shall become incapable of fulfillment or there shall have occurred a material breach of this Agreement and either such condition of breach shall not have been waived by the party for whose benefit the condition was established, then BUTTE (in the case of a condition in Article VI) or INTERLOK (in the case of a condition specified in Article VII) may terminate this Agreement.  In addition, either BUTTE or INTERLOK may terminate this Agreement upon written notice to the other if it shall reasonably determine that the Share Exchange has become inadvisable by reason of the institution or threat by any federal, state or municipal governmental authorities of a formal investigation or of any action, suit or proceeding of any kind against either or both parties.

8.2

Consequences of Termination.  Upon termination of this Agreement pursuant to this Article VIII or any other express right of termination provided elsewhere in this Agreement, the parties shall be relieved of any further obligation under this Agreement except for the obligations in Section 11.4; provided, however, that no termination of this Agreement, pursuant to this

Article VIII hereof or under any other express right of termination provided elsewhere in this Agreement shall operate to release any party from any liability to any other party incurred otherwise than under this Agreement before the date of such termination, or from any liability resulting from any willful misrepresentation of a material fact made in connection with this Agreement or willful breach of any material provision hereof.

ARTICLE IX

ADDITIONAL COVENANTS

9.1

Mutual Cooperation.  The parties hereto will cooperate with each other, and will use all reasonable efforts to cause the fulfillment of the conditions to the parties’ obligations hereunder and to obtain as promptly as possible all consents, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement.

9.2

Changes in Representations and Warranties of a Party.  Between the date of this Agreement and the Closing Date, no party shall directly or indirectly, enter into any transaction, take any action, or by inaction permit an otherwise preventable event to occur, which would result in any of the representations and warranties of such party herein contained not being true and correct at and as of the Closing Date.  Each party shall promptly give written notice to the other parties upon becoming aware of (A) any fact which, if known on the date hereof, would have been required to be set forth or disclosed pursuant to this Agreement, and (B) any impending or threatened breach in any material respect of any of the party’s representations and warranties contained in this Agreement and with respect to the latter shall use all reasonable efforts to remedy same.

9.3

Reverse Stock Split.   BUTTE shall not effect a reverse split of the outstanding Class A Common Stock for a period of 24 months after the Closing Date

9.4

SEC Filings.  The parties agree that the following filings shall be made with the Securities and Exchange Commission (“Commission”): (a) an Information Statement prepared pursuant to the requirements of Rule 14f-1 under the Exchange Act, if required by law, shall be filed with the Commission; (b) a report on Form 8-K will be filed with the Commission disclosing the consummation of the Share Exchange if required by law; and, (c) any and all other filings necessary to comply with the Exchange Act.

9.5

Conduct of Business.  During the period from the date of this Agreement until the earlier of the Closing Date or the termination of this Agreement in accordance with its terms, BUTTE and INTERLOK shall each continue to conduct its businesses and maintain its business relationships in the ordinary and usual course consistent with past practice and will not, without the prior written consent of the other party:

(a)

Sell, lease, assign transfer or otherwise dispose of any of its material assets, including cash;

(b)

Agree to, or assume, guarantee, endorse or otherwise in any way be or become responsible or liable for, directly or indirectly, any material contingent obligation;

(c)

Make any material capital expenditures;

(d)

Enter into any transaction concerning a merger or consolidation other than with the other party hereto or liquidate or dissolve itself (or suffer any liquidation or dissolution) or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of related transactions, all or a substantial part of its property, business, or assets, or stock or securities convertible into stock of any subsidiary, or make any material change in the present method of conducting business;

(e)

Declare or pay any dividends or make any other distribution (whether in cash or property) on any shares of its capital stock or purchase, redeem, retire or otherwise acquire for value any shares of its capital stock or warrants or options whether now or hereafter outstanding;

(f)

Make any advances or loans to, or investments in any person, firm, corporation or other business entity not a party to this Agreement;

(g)

Enter into any new material agreement or be or become liable under any new material agreement, for the lease, hire or use of any real or personal property; or

(h)

Create, incur, assume or suffer to exist, any mortgage, pledge, lien, charge, security interest or encumbrance of any kind upon any of its property or assets, income or profits, whether now owned or hereafter acquired.

ARTICLE X

SECURITIES

10.1

BUTTE Shares Not Registered.  SHAREHOLDERS have been advised that the BUTTE Shares have not been and when issued, will not be registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States and that in issuing and selling the BUTTE shares to SHAREHOLDERS pursuant hereto, BUTTE is relying upon the exemption provisions of Regulation 506 of the Securities Act of 1933.  Resales of the BUTTE Shares may only be made pursuant to an effective registration statement or the availability of an exemption from registration.  All certificates evidencing the BUTTE Shares shall bear a restrictive legend in substantially the following form:

The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended, nor any other applicable securities act (the “Acts”), and may not be sold, transferred, assigned, pledged or otherwise distributed, unless there is an effective registration statement under such Acts covering such securities or the Company receives an opinion of counsel for the holder of these securities (concurred on by counsel for the Company) stating that such sale, transfer, assignment, pledge or distribution is exempt from or in compliance with the registration and prospectus delivery requirements of such Acts.

10.2

Indemnification by BUTTE.  BUTTE shall indemnify INTERLOK in respect of, and hold INTERLOK harmless against, any and all debts, obligations and other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), monetary damages, fines fees, penalties, interest obligations, deficiencies, losses and expenses (including without limitation attorneys fees and litigation costs) incurred or suffered by INTERLOK:

(a)

resulting from any misrepresentation, breach of warranty or failure to perform any covenant or agreement of BUTTE contained in this Agreement; and

(b)

resulting from any liability of BUTTE incurred or resulting from activities that took place prior to the Closing not disclosed on the BUTTE Financial Statements.

10.3

Indemnification by INTERLOK.  INTERLOK shall indemnify BUTTE in respect of, and hold BUTTE harmless against, any and all debts, obligations and other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), monetary damages, fines fees, penalties, interest obligations, deficiencies, losses and expenses (including without limitation attorneys fees and litigation costs) incurred or suffered by BUTTE:

(a)

resulting from any misrepresentation, breach of warranty or failure to perform any covenant or agreement of INTERLOK contained in this Agreement; and

(b)

resulting from any liability of INTERLOK incurred or resulting from activities that took place prior to the Closing not disclosed on the INTERLOK Financial Statements.

ARTICLE XI

MISCELLANEOUS

11.1

Expenses.  INTERLOK will advance sufficient funds to BUTTE to pay BUTTE’s and INTERLOK’s expenses incident to the negotiation, preparation, and carrying out of this Agreement, including legal and accounting and audit fees.  BUTTE will only be obligated to repay funds so advanced if BUTTE fails to close the transaction evidenced by this Agreement.

11.2

Survival of Representations, Warranties and Covenants.  All statements contained in this Agreement or in any certificate delivered by or on behalf of BUTTE, INTERLOK or SHAREHOLDERS pursuant hereto, or in connection with the actions contemplated hereby shall be deemed representations, warranties and covenants by SHAREHOLDERS, INTERLOK, and BUTTE as the case may be, hereunder.  All representations, warranties, and covenants made by BUTTE or SHAREHOLDERS or INTERLOK in this Agreement, or pursuant hereto, shall survive the Closing for a period of two (2) years.

11.3

Publicity.  Neither INTERLOK nor BUTTE shall issue any press release or make any other public statement, in each case, relating to, in connection with or arising out of this Agreement or the transactions contemplated hereby, without obtaining the prior approval of the other, which shall not be unreasonably withheld or delayed, except that prior approval shall not be required if, in the reasonable judgment of BUTTE prior approval by INTERLOK would prevent the timely dissemination of such release or statement in violation of applicable federal securities laws, rules or regulations or policies of the OTC Bulletin Board.

11.4

Non-Disclosure.  A disclosing party will not at any time after the date of this Agreement, without the recipient’s consent, except in the ordinary operation of its business or as required by law, divulge, furnish to or make accessible to anyone any knowledge or information with respect to confidential or secret processes, inventions, discoveries, improvements, formulae, plans, material, devices or ideas or know-how, whether patentable or not, with respect to any confidential or secret aspects of such party (including, without limitation, customer lists, supplier lists and pricing arrangements with customers or suppliers) (“Confidential Information”).  The parties will not at any time after the date of this Agreement and prior to the Share Exchange use, divulge, furnish to or make accessible to anyone any Confidential Information (other than to its representatives as part of its due diligence or corporate investigation).  Any information, which (i)  at or prior to the time of disclosure by the disclosing party was generally available to the public through no breach of this covenant, (ii) was available to the public on a non-confidential basis prior to its disclosure by the disclosing party, or (iii) was made available to the public from a third party provided that such third party did not obtain or disseminate such information in breach of any legal obligation of the disclosing party, shall not be deemed Confidential Information for purposes hereof, and the undertakings in this covenant with respect to Confidential Information shall not apply thereto.  The undertakings of the parties set forth above in this Section 11.4 shall terminate upon consummation of the Closing.  If this Agreement is terminated pursuant to the provisions of Article VIII or any other express right of termination set forth in this Agreement, the recipient shall return to the disclosing party all copies of all Confidential Information previously furnished to it by the disclosing party.

11.5

Succession and Assignments and Third Party Beneficiaries.  This Agreement may not be assigned (either voluntarily or involuntarily) by any party hereto without the express written consent of the other parties.  Any attempted assignment in violation of this Section shall be void and ineffective for all purposes.  In the event of an assignment permitted by this Section, this Agreement shall be binding upon the heirs, successors and assigns of the parties hereto.  There shall be no third party beneficiaries of this Agreement except as expressly set forth herein to the contrary.

11.6

Notices.  All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be (i) sent by facsimile transmission, (ii) sent by the United States Postal Service, registered or certified mail, return receipt requested, or (iii) personally delivered by a nationally recognized express overnight courier service, charges prepaid, to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section).

If to INTERLOK or SHAREHOLDERS:

JD McGraw

Interlok Key Management Group, Inc.

777 S. Post Oak Ln., Suite 1700

Houston TX  77056

Tel: (832) 794-1336

Email:  JD_Mcgraw@yahoo.com

If to COUNSEL for INTERLOK:

Len Walker

802 Lochtyne Way

Houston, TX 77024

Tel: (910) 546-1141

Email:  Len@legacyrockcorp.com

If to BUTTE:

Paul Hatfield

Butte Highlands Mining Company

PO Box 1524

Carlsbad, CA 92018

Tel:  (509) 624-1475

Email:  Phatfield38@yahoo.com

If to COUNSEL for BUTTE:

Gregory B. Lipsker

1213 W Railroad Avenue

Spokane, WA  99201

Tel:  (509) 993-9310

Fax:  (509) 624-5806

Email:  greg@barristerwinery.com

Any such notice shall, when sent in accordance with the preceding sentence, be deemed to have been given and received on the earliest of (i) the day delivered to such address or sent by email or facsimile transmission, (ii) the tenth business day following the date deposited with the United States Postal Service or (iii) 48 hours after overnight shipment by  courier service.

11.7

Construction.  This Agreement shall be construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of law thereof.  All parties hereby irrevocably submit to the exclusive jurisdiction of the any state or federal court sitting in the State of Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that he/she/it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper.

11.8

Counterparts.  This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document.  All counterparts shall be construed together and shall constitute one and the same instrument.  Execution and delivery of this Agreement by exchange of email, facsimile or other electronically transmitted counterparts bearing the signature of a party hereto shall be equally as effective as delivery of a manually executed counterpart by such party provided that this Share Exchange Agreement shall not be effective as to any Party until a majority of SHAREHOLDERS have executed a counterpart to this Agreement.

11.9

No Implied Waiver; Remedies.  No failure or delay on the part of the parties hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.  All rights, powers, and privileges granted herein shall be in addition to other rights and remedies to which the parties may be entitled at law or in equity.

11.10

Entire Agreement.  This Agreement, including Disclosure Schedules attached hereto, sets forth the entire understandings of the parties with respect to the subject matter hereof, and it incorporates and merges any and all previous communications, understandings, oral or written as to the subject matter hereof, and cannot be amended or changed except in writing, signed by the parties.

11.11

Headings.  The headings of the Articles of this Agreement, where employed, are for the convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meanings of the parties.

11.12

Severability.  To the extent that a portion of any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted herefrom and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

11.13

Attorneys Fees.  In the event any legal action is brought to interpret or enforce this Agreement, the party prevailing in such action shall be entitled to recover its attorneys’ fees and costs in addition to any other relief that it is entitled.

11.14

Consultants.  Each party represents to the others that there is no broker or finder entitled to a fee or other compensation for bringing the parties together to effect the Share Exchange.

(THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK)

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

BUTTE:	BUTTE HIGHLANDS MINING CORPORATION A Delaware Corporation

	By.	/s/ Paul A. Hatfield
Paul A. Hatfield, President

INTERLOK	INTERLOK KEY MANAGEMENT, INC. A Texas Corporation

	By.	s/ James D. McGraw
James D. McGraw, President

SHAREHOLDERS

/s/ Jeff Barrett

___________________________

Jeff Barrett

15,900,000

Number of Interlok Shares

/s/ Bill Scott

___________________________

Bill Scott

2,000,000

Number of Interlok Shares

/s/ Forest Jenkins

___________________________

Forest Jenkins

100,000

Number of Interlok Shares

/s/ Sharon Welch

___________________________

Sharon Welch

2,000,000

Number of Interlok Shares

/s/ Daniel Lerner

___________________________

Daniel Lerner

5,000,000

Number of Interlok Shares

/s/ JD McGraw

___________________________

JD McGraw

23,481,081

Number of Interlok Shares

/s/ Miguel Yanez

___________________________

Miguel Yanez

550,000

Number of Interlok Shares

/s/ Peter Bernard

___________________________

Peter Bernard

1,000,000

Number of Interlok Shares

/s/ Jeff McGraw

___________________________

Jeff McGraw

1,000,000

Number of Interlok Shares

/s/ Mark Watson

___________________________

Mark Watson

2,000,000

Number of Interlok Shares

/s/ Charles Gray

___________________________

Charles Gray

500,000

Number of Interlok Shares

/s/ Crissy Collett

___________________________

Crissy Collett

500,000

Number of Interlok Shares

/s/ Chris Serverson

___________________________

Chris Severson

500,000

Number of Interlok Shares

/s/ William Comee

___________________________

William Comee

50,000

Number of Interlok Shares

/s/ Bob Bardwell

___________________________

Bob Bardwell

50,000

Number of Interlok Shares

/s/ Joe Bourgois

 ___________________________

Joe Bourgois

50,000

Number of Interlok Shares

/s/ David Wheeler

___________________________

David Wheeler

50,000

Number of Interlok Shares

/s/ Scott Posell

___________________________

Scott Posell

50,000

Number of Interlok Shares

/s/ C. David Staffel

 ___________________________

C. David Staffel

50,000

Number of Interlok Shares

/s/ John Reiland

___________________________

John Reiland

50,000

Number of Interlok Shares

/s/ Brad Jewett

___________________________

Brad Jewett

50,000

Number of Interlok Shares

/s/ Brian Jeffries

___________________________

Brian Jeffries

50,000

Number of Interlok Shares

/s/  Ken Hyrcenko

___________________________

Ken Hyrcenko

550,000

Number of Interlok Shares

/s/ Terry Dunne

___________________________

Terry Dunne

550,000

Number of Interlok Shares

/s/ Len Walker

___________________________

Len Walker

150,000

Number of Interlok Shares

/s/ Chris Crawford

 ___________________________

Chris Crawford

50,000

Number of Interlok Shares

/s/ Dan Dinhoble

___________________________

Dan Dinhoble

50,000

Number of Interlok Shares

/s/ Jessica L. Vincent

___________________________

Jessica L. Vincent

50,000

Number of Interlok Shares

/s/ David Gullickson

___________________________

David Gullickson

25,000

Number of Interlok Shares

/s/ Greg Lipsker

___________________________

Greg Lipsker

250,000

Number of Interlok Shares

BUTTE DISCLOSURE SCHEDULE

  3.5

Butte has material assets consist solely of cash as set forth in the unaudited financial statements dated September 30, 2016.

  3.6

Butte is not a party to any contracts or agreements except as set forth on 3.16 (c)below

3.14

None

3.16 (c) in consideration for his service to the Corporation for the negotiation of the transaction with Interlok Key Management Systems, LLC Paul Hatfield shall receive compensation of $55,000 payable as follows:

$25,000 cash;

250,000 shares of the Corporations Class A Common Stock, and

Options to acquire 350,000 shares of the Corporations Class A Common Stock. The exercise price of the options shall be the average of the bid and ask price at closing on the date of the Letter of Intent. The options shall vest on the closing date of the transaction and shall thereafter be exercisable for a period of 24 months. The options shall have piggyback registration rights and, if eligible, shall be Incentive Stock Options. In the event that the options do not qualify for treatment as Incentive Stock Options the options shall be deemed Non-Qualified Stock Options.

3.19

None

3.21

None

INTERLOK DISCLOSURE SCHEDULE

  4.5   InterLok has material assets consisting of cash and intangible property as set forth in the unaudited financial statements dated September 30, 2016.

•

On August 8, 2016, IKMI sold two 5% convertible senior promissory notes for a principal amount of $30,000 each and, on August 16, 2016 sold one 5% convertible senior promissory note for $150,000 for an aggregate principal amount of $210,000.  Interest on the unpaid principal balance is five percent (5%) until the principal amount and all interest accrued thereon are paid at the earlier of the maturity date two years later on August 8, 2018 or August 16, 2018, or on conversion of the notes into shares of common stock at a price equal to a conversion price of $0.15 per share.

▪

The notes automatically convert into shares of common stock at a conversion price of $0.15 per share, subject to adjustment under certain circumstances in the event of an acquisition or a public offering event.  The Company cannot enter into an acquisition or public offering event without the prior written approval of any of the note holders.  If approval of any holder declines to provide approval for an acquisition or public offering, the Company may immediately prepay all of the outstanding principal amount and accrued interest on the notes.  Two of the notes contained the option to purchase additional shares of common stock.

4.6   None.

4.14  None.

4.15  None.

4.16  InterLok has prepared unaudited financial statements dated September 30, 2016.

4.17  InterLok owns this patent:

U.S. Patent No. 6,466,780 entitled "Method and Apparatus for Securing Digital

Communications" (October 15, 2002)

4.20  To be determined through negotiation.

4.21  Not applicable at this time.

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